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                                                                EXHIBIT 10.85(B)

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of May 13, 1999, is entered into between FirstBank Puerto Rico, a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico (the "Lender") and DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Borrower"), with reference to the Credit Agreement, dated as of April 9, 1999, between the Borrower and the Lender, (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lender and the Borrower wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1. Deletion of Sections 5.2(a) and 5.2(f). Subsections (a) and (f) of Section 5.2 are hereby deleted in their entirety.

         Section 2.    Amendment of Section 5.2(b). The proviso at the end of
Section 5.2(b) is hereby amended to read as follows:

                  provided, however, that if no Default has occurred and is continuing, the Borrower may declare and pay cash dividends in any Fiscal Year in an amount not to exceed the retained earnings of the Borrower and its Subsidiaries on a consolidated basis as of the end of the immediately preceding year.
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         Section 3.    Representations and Warranties. The Borrower represents
and warrants that, on and as of the date hereof, all of the representations and warranties made by it in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof.

         Section 4. Effectiveness. This Amendment shall become effective as of the date of its execution by the parties hereto.

         Section 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PUERTO RICO.

         Section 7. Miscellaneous. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                                DORAL FINANCIAL CORPORATION,
                                                as a Borrower



                                                By: /s/ MARIO S. LEVIS
                                                    ----------------------------
                                              Name: Mario S. Levis
                                             Title: Executive Vice President
                                                     and Treasurer


                                                FIRSTBANK PUERTO RICO



                                                By: /s/ RANDOLFO RIVERA SANFELIZ
                                                    ----------------------------
                                              Name: Randolfo Rivera Sanfeliz
                                             Title: Executive Vice President


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